UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2026
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POPULAR, INC.
(Exact name of registrant as specified in its charter)
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Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue
Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)
(787) 765-9800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

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Item 2.02.          Results of Operations and Financial Condition.
On October 22, 2026, Popular, Inc. (the “Corporation”) issued a press release announcing its unaudited financial results for the quarter ended September 30, 2026, a copy of which is attached as Exhibit 99.1 to this Current Report on
Form 8-K.
The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 7.01.          Regulation FD Disclosure.
The Corporation is furnishing information regarding its conference call to discuss its financial results for the quarter ended September 30, 2026. A copy of the presentation to be used by the Corporation on the conference call is attached hereto as Exhibit 99.2.
The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 9.01.          Financial Statements and Exhibits.
Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1	Press Release dated October 22, 2026 – Third Quarter 2026 Financial Results.

99.2	Popular, Inc. Conference Call Presentation – Third Quarter 2026 Financial Results.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: October 22, 2026	By:	/s/ Denissa M. Rodríguez
Denissa M. Rodríguez
Senior Vice President and Corporate Comptroller